UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2010

NBC Acquisition Corp.
 (Exact name of registrant as specified in its charter)

Delaware	333-48225	47-0793347
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4700 South 19th Street Lincoln, NE	68501-0529
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (402) 421-7300

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Robert A. Rupe, Senior Vice President of the Bookstore Division of Nebraska Book Company, Inc. (“Nebraska Book”), a wholly-owned subsidiary of NBC Acquisition Corp. (the “Company”), and a named executive officer of the Company, has elected to retire from the Company effective upon the hiring of his replacement and transition of responsibilities. Mr. Rupe will continue to serve in his current role until such time as his replacement is found and a transition period has occurred, which is anticipated to occur in the next three to four months.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NBC ACQUISITION CORP.

Date: February 4, 2010	/s/ Alan G. Siemek
Alan G. Siemek
Vice President and Treasurer
(Principal Financial and Accounting Officer)